SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K



                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of Earliest Event Reported)    November 18, 199


   QUADRAX CORPORATION
   (Exact Name of Registrant as Specified in Charter)


   Delaware				                   0-16052				                	05-0420158
  (State or                (Commission File Number)         (IRS Employer
   Other Jurisdiction						 			                             Identification
   of Incorporation)                                        No.)



   300 High Point Avenue,  			      Portsmouth, RI            02871
  (Address of Principal Executive Offices)					           	  (Zip Code)


   Registrant's telephone number, including area code       (401) 683-660


                               					Not Applicable
       (Former Name or Former Address, If Changed Since Last Report.)



   ITEM 5.  Other Events

   On November 18, 1996, Registrant issued a press release announcing that it had relinquished the license to utilize the Wimbledon trademark in the United States for tennis rackets. See the Company's press release attached as Exhibit No. 99.1


	(c)  Exhibits.

     	99.1	 Company's press release dated November 18, 1996.




                                  Signatures

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          	Quadrax Corporation




   December 2, 1996                      		/s/ James J. Palermo
   (Date)	                                   		James J. Palermo, Chairman
                                            			and Chief Executive Officer



   December 2, 1996                     		/s/ Edward A. Stoltenberg
   (Date)		                                  	Edward A. Stoltenberg, Chief
                                           			Financial Officer and Principal
                                           			Accounting Officer